MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                     SUPPLEMENT DATED OCTOBER 7, 1997 TO
                      PROSPECTUS DATED FEBRUARY 24, 1997

     The third paragraph under "Management of the Fund -- Management and Advisory Arrangements," which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Daniel A. Luchansky is the Portfolio Manager of the Fund. Mr. Luchansky has been a Vice President of the Manager since 1991. Mr. Luchansky is responsible for the day-to-day management of the Fund's investment portfolio.


Code #10665-0297ALL